PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of the following:

	As of December 31,
	2024	2025	2025
	HKD’000	HKD’000	US$’000

Leasehold improvements	2,260	2,260	290
Office equipment	550	571	73
Motor vehicle	1,300	1,300	167
Sub-total	4,110	4,131	530
Less: accumulated depreciation	(3,144)	(3,571)	(458)
Property and equipment, net	966	560	72